UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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INDEPENDENCE REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important  Notice  of  Availability  of  Proxy  Materials  for  the  Stockholder  Meeting  of    INDEPENDENCE  REALTY  TRUST,  INC.    To  Be  Held  On  Wednesday,  May  13,  2020  at  9:00  a.m.  EDT  1835  Market  Street,  Suite  2601,  Philadelphia,  PA  19103    COMPANY  NUMBER  ACCOUNT  NUMBER  CONTROL  NUMBER    This  stockholder  meeting  notice  and  communication  presents  only  an  overview  of  the  more  complete  proxy  materials  that  are  available  to  you  on  the  Internet.  We  encourage  you  to  access  and  review  all of  the  important  information  contained  in  the  proxy  materials  before  voting.    If  you  want  to  receive  a  paper  or  e-mail  copy  of  the  proxy  materials  you  must  request  one.  There  is  no  charge  to  you  for  requesting  a  copy.  To  facilitate  timely  delivery  please  make  the  request  as  instructed  below  before  05/01/20.  Please  visit  http://www.astproxyportal.com/ast/18286/,  where  the  following  materials  are  available  for  view:    •  Notice  of  Annual  Meeting  of  Stockholders  •  Proxy  Statement  •  Form  of  Electronic  Proxy  Card  •  Annual  Report  TO  REQUEST  MATERIAL:  TELEPHONE:  888-Proxy-NA  (888-776-9962)  718-921-8562  (for  international  callers)  E-MAIL:  info@astfinancial.com  WEBSITE:  https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials    TO  VOTE:     ONLINE:  To  access  your  online  proxy  card,  please  visit  www.voteproxy.com  and  follow  the  on-screen  instructions  or  scan  the  QR  code  with  your  smartphone.  You  may  enter  your  voting  instructions  at  www.voteproxy.com  up  until  11:59  PM  EDT  the  day  before  the  meeting  date.    IN  PERSON:  You  may  vote  your  shares  in  person  by  attending  the  Annual  Meeting.  For  directions  to  the  Annual  Stockholder  Meeting,  you  may  contact  IRT's  Investor  Relations  at  (212)  277-4322.    MAIL:  You  may  request  a  card  by  following  the  instructions  above.    The  purpose  of  the  meeting  is  to  consider  and  act  on  the  following:    1.  ELECTION  OF  DIRECTORS  Scott  F.  Schaeffer  William  C.  Dunkelberg  Richard  D.  Gebert  Melinda  H.  McClure  Mack  D.  Pridgen  III  DeForest  B.  Soaries,  Jr.    2.  THEBOARDOFDIRECTORSRECOMMENDS:AVOTEFORRATIFICATIONOFTHEAPPOINTMENTOF  KPMG  LLPAS  THE  COMPANY’S  INDEPENDENT  REGISTERED  PUBLICACCOUNTING  FIRM  FOR  THE  YEAR  ENDING  DECEMBER  31,  2020.  3.  THE  BOARD  OF  DIRECTORS  RECOMMENDS:  A  VOTE  FOR  THE  ADVISORY  VOTE  TO  APPROVE  THE  COMPANY’S  EXECUTIVE  COMPENSATION.  4.  THE  BOARD  OF  DIRECTORS  RECOMMENDS:  A  VOTE  FOR  EVERY  YEAR  AS  THE  FREQUENCY  OF  FUTUREADVISORY  VOTES  ON  THE  COMPANY’S  EXECUTIVE  COMPENSATION.  5.  TO  VOTE  AND  OTHERWISE  REPRESENT  THE  UNDERSIGNED  ON  SUCH  OTHER  BUSINESS  AS  MAY  PROPERLY  COME  BEFORE  THEE  ANNUAL  MEETING  OR  ANY  POSTPONEMENT(S)  OR  ADJOURNMENT(S)  THEREOF  IN  THE  DISCRETION  OF  THE  PROXY  HOLDER.  Please  note  that  you  cannot  use  this  notice  to  vote  by  mail.